UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

Geospace Technologies Corporation

(Exact name of registrant as specified in its charter)

Texas	001-13601	76-0447780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	7007 Pinemont Drive, Houston, TX	77040
	(Address of principal executive offices)	(Zip Code)

(713) 986-4444

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GEOS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2019, the board of directors (the “Board”) of Geospace Technologies Corporation (the “Corporation”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted an amendment to the Corporation’s bylaws (“Bylaws”), attached hereto as Exhibit 3.1 (the “Amendment”).

The Amendment clarifies and enhances certain procedural safeguards and disclosure requirements with respect to the submission to the Corporation of an advance notice of proposed director nominations and/or other proposed business by shareholders intending to bring such business before an annual or special meeting of the shareholders (an “Advance Notice”). Specifically, the Amendment (i) clarifies the deadline by which nominating shareholders must provide written notice to the Corporation that they intend to nominate persons for election at any special meeting of the shareholders, (ii) clarifies that any proposed nominee may be required to furnish certain additional information at the request of the Corporation by means of questionnaires or by other means, and (iii) clarifies that with respect to Advance Notices at annual meetings, in addition to special meetings, nominating shareholders are required to update and supplement, on a timely basis, the information in the Advance Notice if any of the information contained in such Advance Notice becomes inaccurate or incomplete after it is submitted. The Amendment also corrects and updates cross-references.

This description is qualified by the full text of the Amendment attached hereto as Exhibit 3.1.

The amendments to the Bylaws are effective August 8, 2019. The Corporation’s Amended and Restated Bylaws, incorporating this Amendment, are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amendment to the Corporation’s Bylaws, effective August 8, 2019.

Exhibit 3.2	Amended and Restated Bylaws of the Corporation, effective August 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: August 12, 2019	By:	/s/ Thomas T. McEntire
Thomas T. McEntire Vice President, Chief Financial Officer & Secretary